Exhibit 99.1

FINAL FOR RELEASE Contact
Jupiter Wellness, Inc.
561-244-7100
investors@jupiterwellness.com

Release Date
6/6/2023

JUPITER WELLNESS ANNOUNCES CLOSING OF DE-SPAC OF ITS SPONSORED SPAC NOW TRADING AS CJET

JUPITER, FL / June 6, 2023 – Jupiter Wellness, Inc. (Nasdaq: JUPW), today announced the successful de-SPACing and commencement of trading of its sponsored special purpose acquisition company (SPAC), now trading on Nasdaq under the ticker symbol CJET. The transition highlights Jupiter’s commitment to innovative growth strategies and broadening its investment portfolio.

The de-SPAC process was completed on June 2, 2023, following the definitive agreement announced earlier. As a result of this transaction, Jupiter has acquired a total of 1,662,434 million shares of CJET. The Company also received an aggregate of 144,000 contingent value rights (CVRs) which may entitle the Company to receive up to 2.36M additional shares under certain circumstances. As of the close of trade on Monday shares of CJET were priced at $5.90 per share.

“Jupiter is proud to have been a part of this successful SPAC transaction, reflecting our confidence in the growth and future prospects of CJET,” said Brian John, CEO of Jupiter Wellness and Jupiter Wellness Acquisition Corp. “We firmly believe in the strategy and leadership of Chijet, and we are excited about the possibilities that this de-SPAC brings to Jupiter’s shareholders, which can now finally be recognized as an asset on Jupiter’s balance sheet.”

About Jupiter Wellness

Jupiter Wellness is a diversified company that supports health and wellness by researching and developing over-the-counter (OTC) products and intellectual property. The Company’s product pipeline addresses a range of conditions, including hair loss, psoriasis, and vitiligo. Revenue is generated through the sales of OTC and consumer products and licensing royalties.

Interested investors and shareholders are encouraged to sign up for press releases and industry updates by registering for Email Alerts at https://jupiterwellness.com/email-alerts/ and by following Jupiter Wellness on Twitter and LinkedIn.

Media Contact

Phone: 561-244-7100

Email: media@jupiterwellness.com

Investor Contact

Phone: 561-244-7100

Email: investors@jupiterwellness.com

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Forward-Looking Statements

This communication contains forward-looking statements regarding Jupiter Wellness, including, the anticipated timing of studies and the results and benefits thereof. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jupiter Wellness’ control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties and other risks and uncertainties affecting Jupiter Wellness, including those described from time to time under the caption “Risk Factors” and elsewhere in Jupiter Wellness’ Securities and Exchange Commission (SEC) filings and reports, including Jupiter Wellness’ Annual Report on Form 10-K for the year ended December 31, 2021, and future filings and reports by Jupiter Wellness. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Jupiter Wellness on its website or otherwise. Jupiter Wellness undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations, or other circumstances that exist after the date on which the forward-looking statements were made.

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